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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 29, 2005


                            THE MIDDLEBY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                       1-9973                   36-3352497
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


     1400 Toastmaster Drive, Elgin, Illinois                   60120
     (Address of Principal Executive Offices)                (Zip Code)


                                 (847) 741-3300
              (Registrant's telephone number, including area code)


                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry Into a Material Agreement.

                  In connection with the previously disclosed grant of options (the "Options") by The Middleby Corporation (the "Company") on February 28, 2005 to the following officers of the Company: Mark A. Sieron, Phil Dei Dolori, Nazih Ibrahim and Martin M. Lindsay (collectively, the "Officers," and each, an "Officer"), each of the Officers entered into a Non-Qualified Stock Option Agreement substantially in the form attached hereto as Exhibit 10.1 (the "Option Agreement") and a Confidentiality and Non-Competition Agreement substantially in the form attached hereto as Exhibit 10.2 (the "Non-Competition Agreement").

                  The Option Agreement sets forth the previously disclosed terms of the Options. The Non-Competition Agreement contains provisions (i) requiring that the Officer maintain the confidentiality of the Company's confidential information; (ii) restricting an Officer's ability to compete with the Company for a period of one year following such Officer's voluntary termination of employment in the event that such termination occurs within five years of the date of the Non-Competition Agreement; and (iii) restricting an Officer's ability to solicit customers, suppliers or employees of the Company for a period of one year following such Officer's voluntary termination of employment in the event that such termination occurs within five years of the date of the Non-Competition Agreement. Violation of any of the foregoing would result in the recission of the Option and forfeiture by the Officer of any shares acquired from the exercise of the Option and/or the profits from the sale of any such acquired shares.

                  Copies of the form of the Option Agreement and form of the Non-Competition Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively. The foregoing descriptions of the Option Agreement and Non-Competition Agreement are qualified in their entirety by reference to the complete copies of the agreements attached hereto as exhibits.

Item 9.01.        Financial Statements and Exhibits.

                  (c)      Exhibits.

Exhibit No.       Description
-----------       ----------------------------------------------------------

Exhibit 10.1      Form of Non-Qualified Stock Option Agreement

Exhibit 10.2      Form of Confidentiality and Non-Competition Agreement

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE MIDDLEBY CORPORATION


Dated: May 5, 2005                       By: /s/ Timothy J. FitzGerald
                                             ----------------------------------
                                             Timothy J. FitzGerald
                                             Vice President and Chief Financial
                                             Officer

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                                 EXHIBIT INDEX

Exhibit No.       Description
-----------       ---------------------------------------------------------

Exhibit 10.1      Form of Non-Qualified Stock Option Agreement

Exhibit 10.2      Form of Confidentiality and Non-Competition Agreement